Exhibit 10.41

SECOND AMENDMENT TO CREDIT AGREEMENT
Dated as of January 20, 2017
among
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
as the Company,
FLEETCOR TECHNOLOGIES, INC.,
as the Parent,
THE DESIGNATED BORROWERS PARTY HERETO,
THE OTHER GUARANTORS PARTY HERETO,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer,
and
THE OTHER LENDERS PARTY HERETO
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
as Sole Lead Arranger and Sole Bookrunner

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of January 20, 2017 (the “Second Amendment Effective Date”) is entered into among FleetCor Technologies Operating Company, LLC, a Georgia limited liability company (the “Company”), FLEETCOR TECHNOLOGIES, INC., a Delaware corporation (the “Parent”), the Designated Borrowers party hereto (including FleetCor Luxembourg Holding2, a société à responsabilité limitée, incorporated under the laws of the Grand-Duchy of Luxembourg, with a share capital of EUR 143,775,650, having its registered office at 5, rue Guillaume Kroll, L-1882 Luxembourg and registered with the Registre de Commerce et des Sociétés, Luxembourg under number B 121.980), the other Guarantors party hereto, the Lenders party hereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below) as amended hereby.

RECITALS

WHEREAS, pursuant to that certain Credit Agreement dated as of October 24, 2014 (as amended, modified, supplemented, increased or extended from time to time, the “Credit Agreement”) among the Company, the Parent, the

Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender, the Lenders have agreed to provide the Borrowers with the credit facilities provided for therein;

WHEREAS, the Company has requested the institution of a new term B loan tranche (the “Term B-2 Loan”) in replacement of the existing Term B Loan in an aggregate principal amount of $245,000,000; and

WHEREAS, each of the Persons identified on Schedule 1 attached hereto (each, a “Term B-2 Lender” and collectively the “Term B-2 Lenders”) has agreed to provide a portion of the Term B-2 Loan to the Company on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Establishment of Term B-2 Loan; Conversion of Existing Term B Loan; Non-Consenting Term B Lenders.

(a)    Subject to the terms and conditions set forth herein, the Term B-2 Loan in the original principal amount of $245,000,000 is hereby established and the parties hereto agree that, on the Second Amendment Effective Date, the Term B Loan made by the Term B Lenders under the Credit Agreement is hereby replaced in its entirety with the Term B-2 Loan.

(b)    The Term B Lenders set forth on Schedule 2 attached hereto are Term B Lenders of record of the portion of the existing Term B Loan set forth on Schedule 2 opposite such Term B Lender’s name. Each such Term B Lender represents and warrants that it holds such portion of the existing Term B Loan and has not assigned or participated the existing Term B Loan to any other Person. The Loan Parties, the Administrative Agent and each Term B Lender set forth on Schedule 2 attached hereto hereby agree that on the Second Amendment Effective Date the principal amount of the portion of the existing Term B Loan set forth on Schedule 2 opposite such Term B Lender’s name and owing to such Term B Lender under the Credit Agreement shall be converted (the “Conversion”) into a portion of the Term B-2 Loan in an aggregate principal amount equal to the amount set forth on Schedule 2 opposite such Term B Lender’s name, as contemplated by and to be evidenced and governed by the Credit Agreement and the related Loan Documents, in each case, as amended hereby, all on the terms and conditions set forth in the Credit Agreement, as amended hereby, and this Amendment.

(c)    In order to effect the Conversion, (i) the Administrative Agent has notified the Company that upon the Second Amendment Effective Date it will mark the Register to reflect the existing Term B Loan as no longer outstanding on the Second Amendment Effective Date, and (ii) each Term B Lender set forth on Schedule 2 shall be deemed to become a party to the Credit Agreement as a Term B-2 Lender on the Second Amendment Effective Date in respect of the Term B-2 Loan in the amount set forth opposite such Term B Lender’s name on Schedule 2. The Conversion will not affect the right of any Term B Lender to receive any accrued and unpaid interest with respect to the existing Term B Loan that is owed to such Term B Lender, all of which shall be paid by the Company on the Second Amendment Effective Date (but it is understood and agreed that the existing Term B Loan shall not bear any interest from and after the Conversion). Furthermore, each Term B Lender set forth on Schedule 2 attached hereto agrees that, effective upon the Conversion and subject to receipt of such accrued and unpaid interest, it no longer holds any portion of the existing Term B Loan.

(d)    Upon giving effect to this Amendment, (i) the outstanding portion of the Term B Loan of each Term B Lender set forth on Schedule 3 attached hereto (each, a “Non-Consenting Term B Lender”) shall be fully assigned at par to Term B-2 Lenders so that, after giving effect to such assignments, the Term B-2 Lenders shall hold the portions of the Term B-2 Loan as set forth on Schedule 1 attached hereto, and (ii) each Non-Consenting Term B Lender shall no longer be a Term B Lender under the Credit Agreement.

(e)    The parties hereto agree that the Company, the Lenders and the Administrative Agent shall effect such assignments, prepayments, borrowings and reallocations as are necessary to effectuate the modifications contemplated in this Amendment such that, after giving effect thereto, the Term B-2 Lenders shall hold the portions of the Term B-2 Loan as set forth on Schedule 1 attached hereto.

2.    Amendments. The Credit Agreement is hereby amended as follows:

(a)    The following definitions are added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Second Amendment Effective Date” means January 20, 2017.

“Term B-2 Lender” means a Lender with a Term B-2 Loan Commitment or holding a portion of the Term B-2 Loan.

“Term B-2 Loan” has the meaning specified in Section 2.01(d).

“Term B-2 Loan Commitment” means, as to each Lender, its obligation to make its portion of the Term B-2 Loan to the Company pursuant to Section 2.01(d), in the principal amount set forth opposite such Lender’s name on Schedule 2.01. The aggregate principal amount of the Term B-2 Loan Commitments of all of the Lenders as in effect on the Second Amendment Effective Date is TWO HUNDRED FORTY FIVE MILLION DOLLARS ($245,000,000).

(b)    The definitions of “Term B Lender”, “Term B Loan” and “Term B Loan Commitment” in Section 1.01 of the Credit Agreement are amended to read as follows:

“Term B Lender” means a Lender with a Term B Loan Commitment or holding a portion of the Term B Loan, in each case, immediately prior to the Second Amendment Effective Date.

“Term B Loan” has the meaning specified in Section 2.01(d). As of the Second Amendment Effective Date, the Term B Loan was replaced in its entirety by the Term B-2 Loan.

“Term B Loan Commitment” means, as to each Lender, its obligation to make its portion of the Term B Loan to the Company pursuant to Section 2.01(d) on the Initial Borrowing Date. The aggregate principal amount of the Term B Loan Commitments of all of the Lenders as in effect on the Initial Borrowing Date was THREE HUNDRED MILLION DOLLARS ($300,000,000). As of the borrowing of the Term B Loan on the Initial Borrowing Date, the Term B Loan Commitment of each Lender was automatically and permanently reduced to ZERO DOLLARS ($0).

(c)    The reference to “the Term B Loans” in the definition of “All-In-Yield” in Section 1.01 of the Credit Agreement is amended to read “the Term B-2 Loan”.

(d)    Clause (d) in the definition of “Applicable Percentage” in Section 1.01 of the Credit Agreement is amended to read as follows:

(d) with respect to such Lender’s portion of the outstanding Term B-2 Loan at any time, the percentage of the outstanding principal amount of the Term B-2 Loan held by such Lender at such time,

(e)    Clause (b) in the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended to read as follows:

(b) with respect to the Term B-2 Loan, 2.25% per annum in the case of Eurocurrency Rate Loans and 1.25% per annum in the case of Base Rate Loans, and

(f)    The reference to “the Term B Loan Commitment” in the definition of “Commitment” in Section 1.01 of the Credit Agreement is amended to read “the Term B-2 Loan Commitment”.

(g)    The last sentence in the definition of “Eurocurrency Base Rate” in Section 1.01 of the Credit Agreement is amended to read as follows:

Notwithstanding the foregoing, for all purposes under this Agreement, if the Eurocurrency Base Rate shall be less than zero, such rate shall be deemed zero for such purposes under this Agreement.

(h)    The reference to “the Term B Loan” in clause (b) of the definition of “Maturity Date” in Section 1.01 of the Credit Agreement is amended to read “the Term B-2 Loan”.

(i)    Each reference to “the Term B Loan” in the definition of “Repricing Transaction” in Section 1.01 of the Credit Agreement is amended to read “the Term B-2 Loan”.

(j)    The reference to “a Term B Loan Commitment” in the definition of “Term Commitment” in Section 1.01 of the Credit Agreement is amended to read “a Term B-2 Loan Commitment”.

(k)    The reference to “Term B Loan” in the definition of “Term Loan” in Section 1.01 of the Credit Agreement is amended to read “Term B-2 Loan”.

(l)    Section 2.01(d) of the Credit Agreement is amended to read as follows:

(d)    Term B Loan; Term B-2 Loan. On the Initial Borrowing Date, each Term B Lender severally made its portion of a term loan (the “Term B Loan”) to the Company in Dollars. On the Second Amendment Effective Date, the Term B Loan is replaced by a new term loan B tranche (the “Term B-2 Loan”). Subject to the terms and conditions set forth herein, each Term B-2 Lender severally agrees to make its portion of the Term B-2 Loan to the Company in Dollars on the Second Amendment Effective Date in an amount not to exceed such Term B-2 Lender’s Term B-2 Loan Commitment. Amounts repaid on the Term B-2 Loan may not be reborrowed. The Term B-2 Loan may consist of Base Rate Loans or Eurocurrency Rate Loans or a combination thereof, as further provided herein.

(m)    The reference to “the Term B Loan” in the lead-in to Section 2.02(f)(ii) of the Credit Agreement is amended to read “the Term B-2 Loan”.

(n)    The reference to “the Term B Loan” in the proviso of Section 2.02(f)(ii)(E)(1) of the Credit Agreement is amended to read “the Term B-2 Loan”.

(o)    The reference to “the Term B Loan” in the proviso of Section 2.02(f)(ii)(E)(2) of the Credit Agreement is amended to read “the Term B-2 Loan”.

(p)    Each reference to “the Term B Loan” in Section 2.02(f)(ii)(E)(3) of the Credit Agreement is amended to read “the Term B-2 Loan”.

(q)    Each reference to “the Term B Loan” and “the outstanding Term B Loan” in Section 2.02(f)(ii)(E)(5) of the Credit Agreement is amended to read “the Term B-2 Loan” and “the outstanding Term B-2 Loan”, as applicable.

(r)    Each reference to “the Term B Loan” in Section 2.05(a)(i) of the Credit Agreement is amended to read “the Term B-2 Loan”.

(s)    Section 2.05(a)(iii) of the Credit Agreement is amended to read as follows:

(iii)    Prepayment Premium. If a Repricing Transaction occurs prior to the date that is six months after the Second Amendment Effective Date, then the Company shall pay to the Administrative

Agent, for the ratable account of the Term B-2 Lenders, a prepayment premium in an amount equal to (A) 1.0% of the principal amount of the Term B-2 Loan that is prepaid or repaid, in the case of a prepayment or repayment of the Term B-2 Loan described in clause (a) of the definition of “Repricing Transaction,” or (B) 1.0% of the aggregate outstanding principal amount of the Term B-2 Loan, in the case of an amendment described in clause (b) of the definition of “Repricing Transaction” (it being understood that such prepayment premium shall apply if such prepayment is made to a Lender as the result of a mandatory assignment of its portion of the Term B-2 Loan pursuant to Section 11.13 following its failure to consent to an amendment that would reduce the interest rate or interest rate margins applicable to the Term B-2 Loan).

(t)    Each reference to “the Term B Loan” in Section 2.05(b)(v)(B) of the Credit Agreement is amended to read “the Term B-2 Loan”.

(u)    A new Section 2.06(b)(iv) is hereby added to the Credit Agreement and shall read as follows:

(iv)    The aggregate Term B-2 Loan Commitments shall be automatically and permanently reduced to zero on the Second Amendment Effective Date upon the borrowing of the Term B-2 Loan.

(v)    Section 2.07(d) of the Credit Agreement is amended to read as follows:

(d)    Term B-2 Loan. The Company shall repay the outstanding principal amount of the Term B-2 Loan in consecutive installments on the last Business Day of each March, June, September and December, beginning on March 31, 2017, each such installment to be in an amount equal to 0.25% of the aggregate principal amount of the Term B-2 Loan advanced on the Second Amendment Effective Date (as such installments may hereafter be adjusted as a result of prepayments made pursuant to Section 2.05), unless accelerated sooner pursuant to Section 9.02, with the entire outstanding principal balance of the Term B-2 Loan due and payable in full on the Maturity Date.

(w)    The reference to “the Term B Loan” in the last sentence in Section 9.01 of the Credit Agreement is amended to read “the Term B-2 Loan”.

(x)    Schedule 2.01 to the Credit Agreement is amended to replace the columns labeled “Term B Loan Commitments” and “Term B Loan Commitment Percentages” with the columns set forth on Schedule 1 attached hereto.

3.    Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)    Receipt by the Administrative Agent of counterparts of this Amendment duly executed by (i) a Responsible Officer of the Company, the Designated Borrowers and the Guarantors and (ii) each of the Term B-2 Lenders and the other Required Lenders.

(b)    Receipt by the Administrative Agent of Term Notes dated the Second Amendment Effective Date executed by a Responsible Officer of the Company in favor of each Term B-2 Lender requesting a Term Note from the Company.

(c)    Receipt by the Administrative Agent of favorable domestic opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender (including each Term B-2 Lender), and dated as of the Second Amendment Effective Date, in form and substance satisfactory to the Administrative Agent, to the extent required by the Administrative Agent.

(d)    Receipt by the Administrative Agent of a certificate of the Company, the Parent, and each other Guarantor, in each case, duly executed by a Responsible Officer of each such Loan Party, dated as of the Second Amendment Effective Date, (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the Term B-2 Loan, this Amendment and the transactions contemplated hereby, (ii) certifying and attaching copies of the Organization Documents of such Loan Party, certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable (or, as to any such Organization Documents that have not been amended, modified or terminated since the Initial Borrowing Date or the First Amendment Effective Date, as applicable, certifying that such Organization Documents have not been amended, modified or terminated since the Initial Borrowing Date or the First Amendment Effective Date, as applicable, and remain in full force and effect, and true and complete, in the form delivered to the Administrative Agent on the Initial Borrowing Date or the First Amendment Effective Date, as applicable), (iii) certifying as to the incumbency, identity, authority and capacity of each Responsible Officer of such Loan Party authorized to act as a Responsible Officer in connection with the Term B-2 Loan, this Amendment and the other Loan Documents to which such Loan Party is a party, and (iv) in the case of the Company, certifying that, before and after giving effect to the Term B-2 Loan and this Amendment, (A) the representations and warranties contained in Article VI of the Credit Agreement and the other Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Second Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date (and, for purposes hereof, the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement), and (B) no Default or Event of Default exists.

(e)    Receipt by the Administrative Agent of such documents and certifications as the Administrative Agent may require to evidence that the Company, the Parent, and each other Guarantor is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

(f)    Receipt by MLPFS (or any of its designated Affiliates) and the Term B-2 Lenders of any fees required to be paid on or before the Second Amendment Effective Date.

(g)    Receipt by the Administrative Agent of a Loan Notice with respect to the Term B-2 Loan in accordance with the requirements of the Credit Agreement.

(h)    The Company shall have paid all accrued and unpaid interest and fees on the outstanding Term B Loan to the Second Amendment Effective Date.

(i)    Receipt by each Lender (including each Term B-2 Lender) of all documentation and other information that it has reasonably requested in writing that it has reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act.

(j)    Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel, if so requested by the Administrative Agent) to the extent invoiced prior to or on the Second Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

4.    Miscellaneous.

(a)    The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as amended hereby.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of the Term B-2 Loan and this Amendment, and the transactions contemplated hereby, (ii) affirms all of its obligations under the Loan Documents to which it is a party and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Documents to which it is a party.

(c)    Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(i)    The execution, delivery and performance by such Loan Party of this Amendment has been duly authorized by all necessary corporate or other organizational action, and do not (A) contravene the terms of any of such Loan Party’s Organization Documents; (B) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (I) any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (II) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (C) violate any Law.

(ii)    This Amendment has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligation, enforceable in accordance with its terms, subject to laws generally affecting creditors’ rights, to statutes of limitations and to principles of equity.

(iii)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment or the Credit Agreement as amended hereby.

(iv)    The representations and warranties of such Loan Party set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Second Amendment Effective Date with the same effect as if made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 4(c)(iv), the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 7.01 of the Credit Agreement.

(v)    No Default has occurred and is continuing or would result from the transactions contemplated by this Amendment.

(vi)    The Persons signing this Amendment as Guarantors include all of the Subsidiaries existing as of the Second Amendment Effective Date that are required to become Guarantors pursuant to the Credit Agreement.

(d)    Each Term B-2 Lender (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (B) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (C) from and after the Second Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder,

(D) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 7.01 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (E) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement; and (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
(e)    Each of the Administrative Agent, the Company, the Designated Borrowers and the Guarantors agree that, as of the Second Amendment Effective Date, each Term B-2 Lender shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be a “Term B-2 Lender” for all purposes of the Credit Agreement and the other Loan Documents and (iii) have the rights and obligations of a Term B-2 Lender under the Credit Agreement and the other Loan Documents.
(f)    The address of each Term B-2 Lender for purposes of all notices and other communications is as set forth on the Administrative Questionnaire delivered by such Term B-2 Lender to the Administrative Agent.
(g)    This Amendment may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or in any other electronic format (such as .pdf format) shall be effective as delivery of a manually executed original counterpart of this Amendment.
(h)    This Amendment is a Loan Document. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.
(i)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be further subject to the terms and conditions of Sections 11.14 and 11.15 of the credit agreement, the terms of which are incorporated herein by reference as if fully set forth herein.
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FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC
SECOND AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered by a duly authorized officer as of the date first above written.

COMPANY:            FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC,
a Georgia limited liability company

By: /s/Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

PARENT:            FLEETCOR TECHNOLOGIES, INC.,

a Delaware corporation

By: /s/Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

DESIGNATED
BORROWERS:            FLEETCOR UK ACQUISITION LIMITED,
a private limited company registered in England and Wales

By: /s/Steve Pisciotta
Name: Steve Pisciotta
Title: Director

ALLSTAR BUSINESS SOLUTIONS LIMITED,
a private limited company registered in England and Wales

By: /s/Steve Pisciotta
Name: Steve Pisciotta
Title: Director

BUSINESS FUEL CARDS PTY LTD (formerly FleetCor Technologies Australia Pty Ltd), a proprietary limited company registered in Australia, in accordance with section 127 of the Corporations Act 2001 (Cth)
ACN 161 721 106

By:/s/ Eric Dey
Name: Eric Dey
Title: Director

By: /s/Steve Pisciotta
Name: Steve Pisciotta
Title: Director

FLEETCOR TECHNOLOGIES NEW ZEALAND LIMITED,
a company registered in New Zealand

By:     /s/Steven Joseph Pisciotta
Name: Steven Joseph Pisciotta
Title: Director

FLEETCOR LUXEMBOURG HOLDING2,
a société à responsabilité limitée incorporated under the laws of Luxembourg

By:    /s/Steve Pisciotta
Name: Steve Pisciotta
Title: Type A Manager

GUARANTORS:        CFN HOLDING CO.,

a Delaware corporation
By:    /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
CLC GROUP, INC.,
a Delaware corporataion
By:    /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
CORPORATE LODGING CONSULTANTS, INC.,
a Kansas corporation
By:    /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
CREW TRANSPORTATION SPECIALISTS, INC.,
a Kansas corporation
By:    /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
MANNATEC, INC.,
a Georgia corporation
By:    /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
FLEETCOR FUEL CARDS LLC,
a Delaware limited liability company
By:    /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
Fleet Management Holding Corporation,
a Delaware corporation
By:    /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer

Discrete Wireless, Inc.,
a Georgia corporation
By:    /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
Pacific Pride Services, LLC,
a Delaware limited liability company
By:    /s/ Steve Pisciotta
Name: Steve Pisciotta
Title: Treasurer
FCHC Holding Company, LLC,
a Delaware limited liability company
By:    /s/ John Coughlin
Name:    John Coughlin
Title:    President

Comdata Inc.,
a Delaware corporation
By:    /s/ Robert E. Kribbs
Name:    Robert E, Kribbs
Title:    Vice President
Comdata TN, Inc.,
a Tennessee corporation
By:    /s/ Robert E. Kribbs
Name:    Robert E, Kribbs
Title:    Vice President
Comdata Network, Inc. of California,
a California corporation
By:    /s/ Robert E. Kribbs
Name:    Robert E, Kribbs
Title:    Vice President
ADMINISTRATIVE
AGENT:            bank of america, n.a.,
as Administrative Agent

By:    /s/ Angela Larkin
Name: Angela Larkin

Title: Assistant Vice President

LENDERS:            bank of america, n.a.,
as a Lender, Swing Line Lender and L/C Issuer

By:    /s/ Ryan Maples
Name: Ryan Maples
Title: Sr. Vice President

CITIZENS BANK, N.A.,
As a Lender

By:    /s/ Caroline Conole
Name: Caroline Conole
Title: Officer

THE BANK OF NOVA SCOTIA,
As a Lender

By:    /s/ Michael Grad
Name: Michael Grad
Title: Director

SYNOVUS BANK
As a Lender

By:    /s/ Matthew Mckee
Name: Matthew Mckee
Title: Corporate Banker

AZB FUNDING 7,
As a Lender

By:    /s/ Robert Gates
Name: Robert Gates
Title: Authorized Signatory

TD BANK, N.A.,
As a Lender

By:    /s/ Craig Welch
Name: Craig Welch
Title: Senior Vice President

FIFTH THIRD BANK, an Ohio banking corporation,
As a Lender

By:    /s/ Dan Komitor
Name: Dan Komitor
Title: Managing Director

KEYBANK NATIONAL ASSOCIATION,
As a Lender

By:    /s/ Geoff Smith
Name: Geoff Smith
Title: Senior Vice President

BANCO DE SABADELL, S.A., MIAMI BRANCH,
As a Lender

By:    /s/ Enrique Castillo
Name: Craig Welch
Title: Structured Finance Americas Director

MUFG UNION BANK, N.A.,
As a Lender

By:    /s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director

Credit Industriel et Commercial, New York Branch
As a Lender

By:    /s/ Garry Weiss
Name: Garry Weiss
Title: Managing Director

By:    /s/ Clifford Abramsky
Name: Geoff Smith
Title: Managing Director

REGIONS BANK
As a Lender

By:    /s/ Jason Douglas
Name: Jason Douglas
Title: Director

FIRST HAWAIIAN BANK,
As a Lender

By:    /s/ Jeffrey Inouye
Name: Geoff Smith
Title: Vice President

BANK OF THE WEST,
As a Lender

By:    /s/ Mary Smith
Name: Mary Smith
Title: Director

AXA INVESTMENT MANAGERS Paris SA for and on behalf of
Matignon Leveraged Loans Limited
As a Lender

By:    /s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Porfolio Manager

AXA INVESTMENT MANAGERS Paris SA for and on behalf of
AXA IM Loan Limited
As a Lender

By:    /s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Porfolio Manager

AXA INVESTMENT MANAGERS Paris SA for and on behalf of
Matigon Loans Fund
As a Lender

By:    /s/ Yannick Le Serviget

Name: Yannick Le Serviget
Title: Senior Porfolio Manager

AXA INVESTMENT MANAGERS Paris SA for and on behalf of
AXA Germany Leveraged Loans Fund
As a Lender

By:    /s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Porfolio Manager

AXA INVESTMENT MANAGERS Paris SA for and on behalf of
FCP Columbus Global Debt Fund
As a Lender

By:    /s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Porfolio Manager

AXA INVESTMENT MANAGERS Paris SA for and on behalf of
ACM US Loans Fund
As a Lender

By:    /s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Porfolio Manager

AXA INVESTMENT MANAGERS Paris SA for and on behalf of
Matignon Derivatives Loans
As a Lender

By:    /s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Porfolio Manager

AXA INVESTMENT MANAGERS Paris SA for and on behalf of
Columbus Diversified Leveraged Loans Fund
As a Lender

By:    /s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Porfolio Manager

MANUFACTURERS BANK,
As a Lender

By:    /s/ Dirk Price
Name: Dirk Price
Title: Vice President

BARCLAYS BANK PLC,
As a Lender

By:    /s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

PNC BANK, NATIONAL ASSOCIATION,
As a Lender

By:    /s/ Andrew Fraser
Name: Andrew Fraser
Title: Vice President

COMPASS BANK,
As a Lender

By:    /s/ Mark Haddad
Name: Mark Haddad
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
As a Lender

By:    /s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Managing Director

MIZUHO BANK, LTD.,
As a Lender

By:    /s/ James R. Fayen
Name: James R. Fayen
Title: Managing Director

Bank of Taiwan, Los Angeles Branch

As a Lender

By:    /s/ Ti Kang Wang
Name: Ti Kang Wang
Title: Vice President and General Manager

HSBC BANK USA, NATIONAL ASSOCIATION,
As a Lender

By:    /s/ Rafael De Paoli
Name: Rafael De Paoli
Title: Director

CAPITAL ONE, N.A.,
As a Lender

By:    /s/ Jeremy Mipro
Name: Jeremy Mipro
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
As a Lender

By:    /s/ Lex Mayers
Name: Lex Mayers
Title: Senior Vice President

Sumitomo Mitsui Banking Corporation,
As a Lender

By:    /s/ David W. Kee
Name: David W. Kee
Title: Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
As a Lender

By:    /s/ Gary Herzog
Name: Gary Herzog
Title: Managing Director

By:    /s/ Gordon Yip
Name: Gordon Yip

Title: Director

State Bank of India, London
As a Lender

By:    /s/ Lalatendu Mohapatra
Name: Lalatendu Mohapatra
Title: Head Syndications

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Houston Casualty Company,
as a Lender
BY: BlackRock Investment Management, LLC, its
Investment Manager

By: /s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

55 Loan Strategy Fund a series Trust of Multi Manager Global Investment Trust, as a Lender
BY: BlackRock Financial Management Inc., its
Investment Manager

By: /s/ Gina Forziati
Name: Gina Forziati

Title: Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

55 Loan Strategy Fund Series 2 A Series Trust of Multi Manager Global Investment Trust,
as a Lender
BY: BlackRock Financial Management Inc., its
Investment Manager

By: /s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

ABR Reinsurance LTD.,
as a Lender
BY: BlackRock Financial Management Inc., its
Investment Manager

By: /s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

ACE Property & Casualty Insurance Company,
as a Lender
BY: BlackRock Financial Management Inc., its
Investment Advisor

By: /s/ Gina Forziati
Name: Gina Forziati
Title: Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

AIB Debt Management Ltd,
as a Lender

By: /s/ Roisin O’Connell
Name: Roisin O’Connell
Title: Senior Vice President
Advisor to AIB Debt Management, Limited

By: /s/ Paul McGinley
Name: Paul McGinley

Title: Assistant Vice President
Advisor to AIB Debt Management, Limited

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Erste Group Bank AG,
as a Lender

By: /s/ Bryan Lynch
Name: Bryan Lynch
Title: SVP - Head of Lending

By: /s/ Patrick Kunkel
Name: Patrick Kunkel
Title: Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

CSAA Insurance Exchange,
as a Lender

By: Oaktree Capital Management, L.P.

By: /s/ Lin Tien
Name: Lin Tien
Title: Vice President

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Credit Industriel et Commercial, New York Branch,
as a Lender

By: /s/ Gary Weiss
Name: Gary Weiss
Title: Managing Director

By: /s/ Clifford Abramsky
Name: Armen Panossian
Title: Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Argo Re Ltd.,

as a Lender

By: Oaktree Capital Management, L.P.

Its: Investment Manager

By: /s/ Lin Tien
Name: Lin Tien
Title: Vice President

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Argonaut Insurance Company,
as a Lender

By: Oaktree Capital Management, L.P.

Its: Investment Manager

By: /s/ Lin Tien

Name: Lin Tien
Title: Vice President

By: /s/ Armen Panossian
Name: Armen Panossian
Title: Managing Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

MACQUARIE BANK LIMITED,
as a Lender

By: /s/ Andrew McGrath
Name: Andrew McGrath
Title: Executive Director

By: /s/ Fiona Smith
Name: Fiona Smith
Title: Division Director

Signed in Sydney, POA Ref.

#2090 dated 26 Nov 2015

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender

By: /s/ Gary Herzog
Name: Gary Herzog
Title: Managing Director

By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Central Pacific Bank,
as a Lender

By: /s/ Carl A. Morita
Name: Carl A. Morita
Title: Vice President

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

JMP CREDIT ADVISORS CLO III LTD.
By: JMP Credit Advisors LLC, As Attorney-in-Fact

By: /s/ Shawn S. O’Leary
Name: Shawn S. O’Leary
Title: Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

AXA IM Paris SA for and on behalf of Matignon Leveraged Loan Limited, as a Lender

By: /s/ Yannick Le Serviget
Name: Yannick Le Serviget
Title: Senior Portfolio Manager
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

AZB FUNDING 7,
as a Lender

By: /s/ Robert Gates
Name: Robert Gates
Title: Authorized Signatory

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

BANCO DE SABADELL, S.A., MIAMI BRANCH,
as a Lender

By: /s/ Enrique Castillo
Name: Enrique Castillo
Title: Structured Finance Americas Director

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Bank of the Cascades,
as a Lender

By: /s/ Chip Reeves
Name: Chip Reeves
Title: President & Chief Operating Officer

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

BAWAG P.S.K. BANK FUR ARBEIT UND WIRTSCHAFT UND OSTERREICHISCHE POSTSPARKASSE AKTIENGESELLSCHAFT,
as a Lender

By: /s/ Stephan Schaffer
Name: Stephan Schaffer

By: /s/ Christian BeBenroth
Name: Christian BeBenroth

FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

Bronco Trading, LLC,
as a Lender

By: /s/ Karen Weich
Name: Karen Weich
Title: Vice President
FLEETCOR TECHNOLOGIES OPERATING COMPANY, LLC SECOND AMENDMENT

By executing this signature page as an existing Term B Lender, the undersigned institution consents and agrees to the terms of this Amendment.

☑ Consent and Convert (Cashless Settlement). The undersigned existing Term B Lender hereby irrevocably and unconditionally approves the Amendment and converts 100% of the outstanding principal amount of its portion of the existing Term B Loan (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion) into a portion of the Term B-2 Loan.

☐ Consent and Reallocation. The undersigned existing Term B Lender hereby irrevocably and unconditionally (a) approves the Amendment and the prepayment of 100% of the outstanding principal amount of its portion of the existing Term B Loan, and (b) agrees to purchase by way of assignment from the Term B-2 Lenders in accordance with the terms of the Amendment, a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan prepaid (or such lesser amount notified and allocated to such Term B Lender by the Administrative Agent in its sole discretion). Such Term B Lender will receive a portion of the Term B-2 Loan in a principal amount equal to the principal amount of its portion of the existing Term B Loan so prepaid (or such lesser amount notified and allocated to such Term B Lender by the
Administrative Agent in its sole discretion).

IN WITNESS WHEREOF, the undersigned has caused this Amendment to be executed and delivered by a duly authorized officer as of the date first written above.

CALIFORNIA FIRST NATIONAL BANK

as a Lender

By: /s/ Mark D. Cross
Name: Mark D. Cross
Title: Executive Vice President, Chief Credit Officer

CHAR1\1502572v6
Schedule 1

TERM B-2 LOAN COMMITMENTS AND APPLICABLE PERCENTAGES

LENDER	TERM B-2 LOAN COMMITMENT	APPLICABLE PERCENTAGE OF TERM B-2 LOAN COMMITMENT
Bawag PSK Bank Fur Arbeit Und Wirtschraft Und Osterreischische Post SPA Rkeasse Aktiengesellschaft	$36,772,216.60	15.009068000%
Raymond James Bank, N. A.	$36,750,000.00	15.000000000%
State Street Bank and Trust Company	$19,600,000.00	8.000000000%
Bank of America, N.A.	$15,923,267.69	6.499292935%
AIB Debt Management Limited	$15,173,904.65	6.193430469%
Erste Group Bank AG	$14,886,075.96	6.075949371%
Aozora Bank Ltd.	$12,250,000.00	5.000000000%
Credit Industriel Et Commercial	$12,250,000.00	5.000000000%
BlackRock Financial Management Inc.	$11,699,153.72	4.775164784%
Credit Agricole Corporate and Investment Bank	$10,126,666.70	4.133333347%
State Bank of India Nassau Offshore Banking Unit	$9,898,989.77	4.040403988%
Neuberger Berman Fixed Income LLC	$9,064,107.65	3.699635776%
Sumitomo Mitsui Trust Bank, Limited, New York Branch	$5,716,666.69	2.333333343%
Central Pacific Bank	$4,982,999.29	2.033877261%
Bank of the Cascades	$4,083,333.31	1.666666657%
Stifel Bank and Trust	$4,083,333.30	1.666666653%
Seix Investment Advisors LLC	$3,266,666.69	1.333333343%
California First National Bank	$2,701,052.33	1.102470339%
Octagon Credit Investors LLC	$2,654,166.69	1.083333343%
AXA Investment Managers	$2,654,166.62	1.083333314%
Wintrust Bank	$2,450,000.00	1.000000000%
State Bank of India, London Branch	$2,071,363.64	0.845454547%
ABRY	$1,837,500.00	0.750000000%
GSO Capital Partners LP	$1,633,333.31	0.666666657%
MJX Asset Management, LLC	$837,702.08	0.341919216%
JMP Credit Advisors LLC	$816,666.69	0.333333343%
Banco de Sabadell, S.A., Miami Branch	$408,333.31	0.166666657%
Macquarie Bank Limited	$408,333.31	0.166666657%
TOTAL:	$245,000,000.00	100.000000000%

Schedule 2

CONVERSIONS

LENDER	PRINCIPAL AMOUNT HELD OF TERM B LOAN	PRINCIPAL AMOUNT HELD OF TERM B-2 LOAN
Bawag PSK Bank Fur Arbeit Und Wirtschraft Und Osterreischische Post SPA Rkeasse Aktiengesellschaft	$36,772,216.60	$36,772,216.60
Raymond James Bank, N. A.	$36,750,000.00	$36,750,000.00
State Street Bank and Trust Company	$19,600,000.00	$19,600,000.00
AIB Debt Management Limited	$15,173,904.65	$15,173,904.65
Erste Group Bank AG	$14,886,075.96	$14,886,075.96
Credit Industriel Et Commercial	$12,250,000.00	$12,250,000.00
Aozora Bank Ltd.	$12,250,000.00	$12,250,000.00
BlackRock Financial Management Inc.	$11,699,153.72	$11,699,153.72
Credit Agricole Corporate and Investment Bank	$10,126,666.70	$10,126,666.70
State Bank of India Nassau Offshore Banking Unit	$9,898,989.77	$9,898,989.77
Neuberger Berman Fixed Income LLC	$9,064,107.65	$9,064,107.65
Sumitomo Mitsui Trust Bank, Limited, New York Branch	$5,716,666.69	$5,716,666.69
Central Pacific Bank	$4,982,999.29	$4,982,999.29
Bank of the Cascades	$4,083,333.31	$4,083,333.31
Stifel Bank and Trust	$4,083,333.30	$4,083,333.30
Seix Investment Advisors LLC	$3,266,666.69	$3,266,666.69
California First National Bank	$2,701,052.33	$2,701,052.33
Octagon Credit Investors LLC	$2,654,166.69	$2,654,166.69
AXA Investment Managers	$2,654,166.62	$2,654,166.62
Wintrust Bank	$2,450,000.00	$2,450,000.00
State Bank of India, London Branch	$2,071,363.64	$2,071,363.64
ABRY	$1,837,500.00	$1,837,500.00
GSO Capital Partners LP	$1,633,333.31	$1,633,333.31
MJX Asset Management, LLC	$2,746,969.77	$837,702.08
JMP Credit Advisors LLC	$816,666.69	$816,666.69
Banco de Sabadell, S.A., Miami Branch	$408,333.31	$408,333.31
Macquarie Bank Limited	$408,333.31	$408,333.31
Oaktree Capital Management LP	$7,644,000.00	$0.00
Land Bank of Taiwan Los Angeles Branch	$3,511,666.69	$0.00
Monroe Capital Management LLC	$2,450,000.00	$0.00
Bank of the Ozarks	$408,333.31	$0.00
TOTAL:	$245,000,000.00	$229,076,732.31

Schedule 3

NON-CONSENTING TERM B LENDERS

Bank of the Ozarks
Land Bank of Taiwan Los Angeles Branch
Monroe Capital Management LLC